United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

(817) 391-6100

Registrant’s telephone number, including area code:

Date of fiscal year end: October 31, 2018

Date of reporting period: July 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45%
Consumer Discretionary - 7.95%
Auto Components - 1.18%
Adient PLCA	11,700	$557,271
Cie Generale des Etablissements Michelin SCAB	16,519	2,125,672
Goodyear Tire & Rubber Co.	64,300	1,556,703
Magna International, Inc.	32,100	1,951,038
Sumitomo Rubber Industries Ltd.B	25,000	413,638
Valeo S.A.B	13,614	668,354

		7,272,676

Automobiles - 1.05%
General Motors Co.	137,599	5,216,378
Harley-Davidson, Inc.	11,200	480,368
Isuzu Motors Ltd.B	54,200	733,049

		6,429,795

Hotels, Restaurants & Leisure - 0.54%
Carnival Corp.	12,100	716,804
Compass Group PLCB	77,414	1,665,137
Norwegian Cruise Line Holdings Ltd.C	19,400	970,582

		3,352,523

Household Durables - 1.14%
DR Horton, Inc.	24,200	1,057,540
Lennar Corp., Class A	30,400	1,589,008
Lennar Corp., Class B	666	28,771
Panasonic Corp.B	78,400	1,011,177
Sony Corp., Sponsored ADR	32,200	1,739,444
Sony Corp.B	16,000	865,326
Tupperware Brands Corp.	19,400	712,174

		7,003,440

Leisure Products - 0.21%
Yamaha Corp.B	28,200	1,318,644

Media - 1.81%
CBS Corp., Class B, NVDR	15,500	816,385
Cinemark Holdings, Inc.	12,900	463,368
Comcast Corp., Class A	110,043	3,937,339
Discovery, Inc., Class AA C	9,700	257,826
Discovery, Inc., Class CC	65,600	1,610,480
Informa PLCB	90,588	937,824
Interpublic Group of Cos, Inc.	14,000	315,700
Omnicom Group, Inc.	3,600	247,788
SES S.A.B	77,967	1,557,678
Walt Disney Co.	8,600	976,616

		11,121,004

Multiline Retail - 0.82%
Dollar General Corp.	23,504	2,306,918
Don Quijote Holdings Co., Ltd.B	41,600	1,947,015
Ryohin Keikaku Co., Ltd.B	2,500	802,683

		5,056,616

Specialty Retail - 1.20%
Advance Auto Parts, Inc.	3,000	423,690
Bed Bath & Beyond, Inc.	13,400	250,982
Home Depot, Inc.	11,400	2,251,728
Kingfisher PLCB	296,789	1,154,920
Lowe’s Cos, Inc.	26,515	2,634,000

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Consumer Discretionary - 7.95% (continued)
Specialty Retail - 1.20% (continued)
Mr Price Group Ltd.B	38,307	$685,200

		7,400,520

Total Consumer Discretionary		48,955,218

Consumer Staples - 5.08%
Beverages - 1.50%
Anheuser-Busch InBev S.A.B	11,638	1,182,444
Carlsberg A/S, Class BB	10,258	1,236,537
Coca-Cola Co.	40,500	1,888,515
Diageo PLCB	21,183	778,456
Kirin Holdings Co., Ltd.B	31,600	808,346
Molson Coors Brewing Co.	16,900	1,132,300
PepsiCo, Inc.	9,600	1,104,000
Suntory Beverage & Food Ltd.B	25,800	1,100,173

		9,230,771

Food & Staples Retailing - 0.58%
Kroger Co.	44,000	1,276,000
Seven & i Holdings Co., Ltd.B	23,400	955,166
Walgreens Boots Alliance, Inc.	20,000	1,352,400

		3,583,566

Food Products - 0.86%
Archer-Daniels-Midland Co.	26,300	1,269,238
Ezaki Glico Co., Ltd.B	4,800	222,259
Ingredion, Inc.	5,000	506,500
JM Smucker Co.	6,400	711,168
Kellogg Co.	5,100	362,253
Mondelez International, Inc., Class A	50,600	2,195,028

		5,266,446

Health Care Providers & Services - 0.40%
CVS Health Corp.	38,039	2,467,210

Personal Products - 0.83%
Kao Corp.B	16,420	1,198,398
Unilever N.V.	28,200	1,620,372
Unilever PLCB	27,329	1,561,679
Unilever PLC, Sponsored ADR	12,600	718,326

		5,098,775

Tobacco - 0.91%
Altria Group, Inc.	23,407	1,373,523
British American Tobacco PLCB	32,744	1,804,406
Imperial Brands PLC, Sponsored ADR	28,200	1,080,342
Philip Morris International, Inc.	15,734	1,357,844

		5,616,115

Total Consumer Staples		31,262,883

Energy - 9.29%
Energy Equipment & Services - 1.45%
Halliburton Co.	52,500	2,227,050
Helmerich & Payne, Inc.	10,600	650,310
National Oilwell Varco, Inc.	20,000	972,400
Oceaneering International, Inc.	20,100	549,936
SBM Offshore N.V.B	54,304	840,007
Schlumberger Ltd.	39,358	2,657,452

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Energy - 9.29% (continued)
Energy Equipment & Services - 1.45% (continued)
Tenaris S.A.B	56,386	$1,033,434

		8,930,589

Oil, Gas & Consumable Fuels - 7.84%
Anadarko Petroleum Corp.	15,200	1,111,880
Andeavor	3,800	570,228
Apache Corp.	49,400	2,272,400
BP PLC, Sponsored ADR	114,498	5,162,715
BP PLCB	329,930	2,478,966
Canadian Natural Resources Ltd.	76,900	2,817,616
Chevron Corp.	16,317	2,060,348
ConocoPhillips	70,157	5,063,231
Devon Energy Corp.	38,000	1,710,380
Eni SpAB	81,433	1,570,108
EQT Corp.	2,202	109,395
Equinor ASAB	52,962	1,403,355
Galp Energia SGPS S.A.B	11,807	242,826
Hess Corp.	30,400	1,995,152
Husky Energy, Inc.	37,500	637,660
Inpex Corp.B	64,900	712,625
Kinder Morgan, Inc.	50,900	905,002
Kosmos Energy Ltd.C	34,300	259,994
Marathon Oil Corp.	95,300	2,012,736
Murphy Oil Corp.	25,700	854,782
Phillips 66	42,573	5,250,954
Pioneer Natural Resources Co.	6,800	1,287,036
Royal Dutch Shell PLC, Class A, Sponsored ADR	15,500	1,059,735
Royal Dutch Shell PLC, Class AB	73,757	2,530,427
Royal Dutch Shell PLC, Class BB	70,835	2,479,148
Total S.A.B	25,741	1,679,534

		48,238,233

Total Energy		57,168,822

Financials - 17.27%
Banks - 9.67%
Banco Bilbao Vizcaya Argentaria S.A., Sponsored ADR	206,453	1,507,107
Bangkok Bank PCLB	161,600	1,010,268
Bank of America Corp.	317,439	9,802,516
Bank of Ireland Group PLCB	116,308	998,421
Barclays PLCB	536,887	1,365,234
BNP Paribas S.A.B	29,689	1,931,470
BNP Paribas S.A., ADR	19,200	627,264
BOK Financial Corp.	11,300	1,099,829
CIT Group, Inc.	6,700	354,631
Citigroup, Inc.	110,096	7,914,802
Citizens Financial Group, Inc.	19,800	787,644
Credit Agricole S.A.B	16,772	235,526
Cullen/Frost Bankers, Inc.	10,700	1,182,243
DBS Group Holdings Ltd.B	58,540	1,149,804
East West Bancorp, Inc.	23,600	1,527,864
Hana Financial Group, Inc.B	27,147	1,092,239
HSBC Holdings PLCB	172,800	1,642,009
ICICI Bank Ltd., Sponsored ADR	154,650	1,365,560
ING Groep N.V.B	92,225	1,408,991
JPMorgan Chase & Co.	70,033	8,050,293
Kasikornbank PCLB	97,200	658,177
KB Financial Group, Inc., ADR	14,620	705,415

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Financials - 17.27% (continued)
Banks - 9.67% (continued)
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	157,000	$960,840
National Bank of Canada	30,667	1,503,351
Nordea Bank ABB	102,442	1,088,778
PNC Financial Services Group, Inc.	7,867	1,139,378
Societe Generale S.A.B	17,522	780,517
Standard Chartered PLCB	145,020	1,307,642
Sumitomo Mitsui Financial Group, Inc.B	30,200	1,198,526
UniCredit SpAB	27,600	487,930
Wells Fargo & Co.	81,219	4,653,037

		59,537,306

Capital Markets - 2.11%
Ameriprise Financial, Inc.	11,600	1,689,772
Bank of New York Mellon Corp.	9,800	524,006
Blackstone Group LP, MLP	54,100	1,889,172
Goldman Sachs Group, Inc.	5,200	1,234,636
Invesco Ltd.	25,400	685,546
Julius Baer Group Ltd.B C	16,480	905,815
KKR & Co., Inc., Class A	125,400	3,433,452
Morgan Stanley	6,800	343,808
State Street Corp.	9,000	794,790
UBS Group AGB C	88,748	1,461,826

		12,962,823

Consumer Finance - 1.39%
Ally Financial, Inc.	18,500	495,060
Capital One Financial Corp.	32,900	3,103,128
Discover Financial Services	14,600	1,042,586
Navient Corp.	41,084	542,720
OneMain Holdings, Inc.C	20,200	671,650
Santander Consumer USA Holdings, Inc.	55,900	1,075,516
SLM Corp.C	117,317	1,324,509
Synchrony Financial	10,400	300,976

		8,556,145

Diversified Financial Services - 0.41%
AXA Equitable Holdings, Inc.	32,100	705,879
Berkshire Hathaway, Inc., Class BC	9,300	1,840,191

		2,546,070

Insurance - 3.69%
Aegon N.V.B	148,221	974,452
AIA Group Ltd.B	25,800	225,875
American International Group, Inc.	94,171	5,199,181
Aon PLC	11,600	1,665,180
AXA S.A.B	43,170	1,089,837
BB Seguridade Participacoes S.A., Sponsored ADRA	104,000	682,760
China Life Insurance Co., Ltd., Class HB	448,000	1,117,288
Chubb Ltd.	10,300	1,439,116
Ping An Insurance Group Co. of China Ltd., Class HB	84,500	783,522
Prudential PLCB	105,685	2,500,150
RSA Insurance Group PLCB	96,822	817,952
Sampo OYJ, Class AB	21,181	1,075,919
Sanlam Ltd.B	202,182	1,172,936
Travelers Cos, Inc.	8,100	1,054,134
XL Group Ltd.	51,573	2,899,950

		22,698,252

Total Financials		106,300,596

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Health Care - 8.56%
Biotechnology - 1.56%
AbbVie, Inc.	21,000	$1,936,830
Amgen, Inc.	10,000	1,965,500
Biogen, Inc.C	1,700	568,429
Celgene Corp.C	5,300	477,477
Gilead Sciences, Inc.	9,300	723,819
Portola Pharmaceuticals, Inc.C	10,100	361,580
Shire PLCB	53,734	3,058,972
Shire PLC, ADR	3,000	511,830

		9,604,437

Health Care Equipment & Supplies - 1.36%
Danaher Corp.	20,700	2,123,406
Koninklijke Philips N.V.	8,178	358,360
Medtronic PLC	56,793	5,124,432
Zimmer Biomet Holdings, Inc.	6,300	790,776

		8,396,974

Health Care Providers & Services - 1.12%
Acadia Healthcare Co., Inc.C	30,700	1,212,036
Anthem, Inc.	12,602	3,188,306
Fresenius Medical Care AG & Co. KGaAB	7,428	725,617
Fresenius SE & Co. KGaAB	14,951	1,154,174
Sinopharm Group Co., Ltd., Class HB	137,200	582,421

		6,862,554

Life Sciences Tools & Services - 0.37%
MorphoSys AGB C	11,230	1,476,203
QIAGEN N.V.B C	22,810	826,806

		2,303,009

Pharmaceuticals - 4.15%
Astellas Pharma, Inc.B	84,900	1,382,692
Bayer AGB	12,391	1,380,194
GlaxoSmithKline PLCB	30,764	638,350
GlaxoSmithKline PLC, Sponsored ADR	27,100	1,127,089
Horizon Pharma PLCC	36,800	648,784
Jazz Pharmaceuticals PLCC	2,500	432,700
Johnson & Johnson	9,324	1,235,616
Merck & Co., Inc.	16,952	1,116,628
Merck KGaAB	11,750	1,207,110
Mylan N.V.C	20,800	776,048
Novartis AG, Sponsored ADR	18,100	1,518,590
Novartis AGB	38,183	3,205,121
Pfizer, Inc.	62,050	2,477,657
Roche Holding AGB	6,690	1,641,774
SanofiB	23,439	2,036,962
Sanofi, ADR	42,800	1,855,808
Teva Pharmaceutical Industries Ltd., Sponsored ADR	78,192	1,871,917
UCB S.A.B	11,490	986,636

		25,539,676

Total Health Care		52,706,650

Industrials - 7.71%
Aerospace & Defense - 1.40%
BAE Systems PLCB	148,080	1,268,296
Embraer S.A., Sponsored ADR	10,800	220,860
General Dynamics Corp.	11,903	2,377,743
Raytheon Co.	6,681	1,323,039
Rolls-Royce Holdings PLCB	84,330	1,095,922

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Industrials - 7.71% (continued)
Aerospace & Defense - 1.40% (continued)
Safran S.A.B	12,582	$1,559,179
United Technologies Corp.	5,634	764,759

		8,609,798

Airlines - 0.73%
American Airlines Group, Inc.	20,240	800,289
Delta Air Lines, Inc.	22,600	1,229,892
Ryanair Holdings PLC, Sponsored ADRC	11,862	1,250,255
United Continental Holdings, Inc.C	15,400	1,238,160

		4,518,596

Building Products - 1.27%
Assa Abloy AB, Class BB	75,206	1,490,659
Cie de Saint-GobainB	32,465	1,444,576
Johnson Controls International PLC	129,310	4,850,418

		7,785,653

Construction & Engineering - 0.36%
AECOMC	16,200	543,672
Vinci S.A.B	16,876	1,696,310

		2,239,982

Electrical Equipment - 0.40%
Eaton Corp. PLC	6,700	557,239
Melrose Industries PLCB	335,082	950,034
Vestas Wind Systems A/SB	14,864	957,913

		2,465,186

Industrial Conglomerates - 1.03%
CK Hutchison Holdings Ltd.B	105,000	1,140,874
General Electric Co.	157,657	2,148,865
Honeywell International, Inc.	9,130	1,457,605
Siemens AGB	11,108	1,568,217

		6,315,561

Machinery - 1.05%
CNH Industrial N.V.	110,200	1,291,544
Cummins, Inc.	8,500	1,213,885
Epiroc AB, Class AC	71,869	860,504
IHI Corp.B	28,100	984,596
Oshkosh Corp.	23,400	1,760,850
PACCAR, Inc.	5,600	368,032

		6,479,411

Marine - 0.07%
AP Moller - Maersk A/S, Class BB	300	431,267

Professional Services - 0.42%
RELX PLCB	32,447	707,551
Wolters Kluwer N.V.B	31,644	1,907,046

		2,614,597

Road & Rail - 0.13%
Canadian National Railway Co.	9,000	803,382

Trading Companies & Distributors - 0.75%
AerCap Holdings N.V.C	24,000	1,347,120
Ferguson PLCB	22,506	1,773,352
Howden Joinery Group PLCB	94,996	594,661

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Industrials - 7.71% (continued)
Trading Companies & Distributors - 0.75% (continued)
Travis Perkins PLCB	55,925	$878,365

		4,593,498

Transportation Infrastructure - 0.10%
Macquarie Infrastructure Corp.	13,400	608,494

Total Industrials		47,465,425

Information Technology - 8.32%
Communications Equipment - 0.45%
Cisco Systems, Inc.	33,500	1,416,715
Telefonaktiebolaget LM Ericsson, Sponsored ADR	175,400	1,378,644

		2,795,359

Electronic Equipment, Instruments & Components - 0.40%
Corning, Inc.	50,400	1,672,272
Omron Corp.B	9,700	437,913
TE Connectivity Ltd.	3,500	327,495

		2,437,680

Internet Software & Services - 0.88%
Baidu, Inc., Sponsored ADRC	4,780	1,181,520
NetEase, Inc., ADR	2,600	670,800
Tencent Holdings Ltd.B	58,100	2,641,435
Yandex N.V., Class AC	24,800	891,808

		5,385,563

IT Services - 0.83%
Capgemini SEB	9,020	1,157,451
Cielo S.A., Sponsored ADRA	210,693	815,382
First Data Corp., Class AC	49,500	1,151,370
PayPal Holdings, Inc.C	20,800	1,708,512
Teradata Corp.C	7,900	302,491

		5,135,206

Semiconductors & Semiconductor Equipment - 1.58%
Infineon Technologies AGB	30,228	800,743
Microchip Technology, Inc.	22,000	2,055,460
Micron Technology, Inc.C	33,800	1,784,302
QUALCOMM, Inc.	26,224	1,680,696
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	83,010	3,420,842

		9,742,043

Software - 3.04%
Adobe Systems, Inc.C	12,500	3,058,500
ANSYS, Inc.C	9,900	1,671,912
Microsoft Corp.	61,026	6,473,638
Nexon Co., Ltd.B C	58,100	836,280
Oracle Corp.	95,631	4,559,686
SAP SEB	17,980	2,102,730

		18,702,746

Technology Hardware, Storage & Peripherals - 1.14%
Hewlett Packard Enterprise Co.	178,800	2,760,672
Quanta Computer, Inc., GDRD	41,500	358,552
Samsung Electronics Co., Ltd., GDRB	1,370	1,409,934
Samsung Electronics Co., Ltd., GDR	2,414	2,481,592

		7,010,750

Total Information Technology		51,209,347

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Materials - 3.55%
Chemicals - 1.90%
Air Liquide S.A.B	5,513	$705,508
Air Products & Chemicals, Inc.	13,598	2,232,384
Akzo Nobel N.V.B	2,705	249,710
DowDuPont, Inc.	43,417	2,985,787
Eastman Chemical Co.	6,600	683,892
LANXESS AGB	16,540	1,359,370
Novozymes A/S, Class BB	13,383	703,769
PPG Industries, Inc.	16,200	1,792,692
Yara International ASAB	22,570	994,506

		11,707,618

Construction Materials - 0.60%
CRH PLCB	31,110	1,065,590
HeidelbergCement AGB	11,640	988,359
Martin Marietta Materials, Inc.	8,200	1,635,244

		3,689,193

Containers & Packaging - 0.27%
Crown Holdings, Inc.C	19,200	869,184
International Paper Co.	14,900	800,577

		1,669,761

Metals & Mining - 0.78%
BHP Billiton PLCB	56,160	1,297,318
Goldcorp, Inc.	51,800	647,475
Reliance Steel & Aluminum Co.	6,000	541,200
Sumitomo Metal Mining Co., Ltd.B	18,100	651,246
thyssenkrupp AGB	17,940	478,262
Wheaton Precious Metals Corp.	54,600	1,144,172

		4,759,673

Total Materials		21,826,245

Real Estate - 0.87%
Equity Real Estate Investment Trusts (REITs) - 0.24%
Equity LifeStyle Properties, Inc.	7,842	713,543
Sun Communities, Inc.	7,705	747,077

		1,460,620

Real Estate Management & Development - 0.63%
CK Asset Holdings Ltd.B	126,500	967,621
Daiwa House Industry Co., Ltd.B	54,536	1,989,470
Mitsui Fudosan Co., Ltd.B	40,200	961,820

		3,918,911

Total Real Estate		5,379,531

Telecommunication Services - 2.43%
Diversified Telecommunication Services - 1.17%
AT&T, Inc.	35,800	1,144,526
China Telecom Corp. Ltd., Class HB	2,640,000	1,245,032
Singapore Telecommunications Ltd.B	472,500	1,115,838
Telefonica Deutschland Holding AGB	204,176	894,676
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	26,400	647,328
Telenor ASAB	56,610	1,107,081
Verizon Communications, Inc.	20,494	1,058,310

		7,212,791

Wireless Telecommunication Services - 1.26%
China Mobile Ltd.B	143,000	1,293,296

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Telecommunication Services - 2.43% (continued)
Wireless Telecommunication Services - 1.26% (continued)
KDDI Corp.B	34,600	$964,742
Rogers Communications, Inc., Class B	800	40,608
SoftBank Group Corp.B	15,700	1,305,467
Turkcell Iletisim Hizmetleri A/S, ADR	158,000	1,025,420
Vodafone Group PLC, Sponsored ADR	67,400	1,654,670
Vodafone Group PLCB	585,381	1,428,452

		7,712,655

Total Telecommunication Services		14,925,446

Utilities - 1.42%
Electric Utilities - 0.59%
Entergy Corp.	13,986	1,136,782
Orsted A/SB D	255	15,725
PPL Corp.	24,600	707,742
Red Electrica Corp. S.A.B	49,105	1,041,302
Southern Co.	15,000	729,000

		3,630,551

Gas Utilities - 0.22%
National Fuel Gas Co.	24,850	1,334,445

Independent Power & Renewable Electricity Producers - 0.18%
AES Corp.	84,100	1,123,576

Multi-Utilities - 0.35%
E.ON SEB	88,258	995,137
Veolia Environnement S.A.B	51,627	1,179,085

		2,174,222

Water Utilities - 0.08%
Cia de Saneamento Basico do Estado de Sao Paulo, ADRC	71,300	477,710

Total Utilities		8,740,504

Total Common Stocks (Cost $401,792,001)		445,940,667

PREFERRED STOCKS - 0.15%
Consumer Discretionary - 0.10%
Automobiles - 0.10%
Volkswagen AGB E	3,356	597,530

Health Care - 0.05%
Health Care Equipment & Supplies - 0.05%
Draegerwerk AG & Co. KGaAB E	4,300	330,029

Total Preferred Stocks (Cost $1,156,032)		927,559

	Principal Amount
CORPORATE OBLIGATIONS - 7.14%
Basic Materials - 0.10%
Dow Chemical Co., 3.500%, Due 10/1/2024	$321,000	313,549
EI du Pont de Nemours & Co., 2.200%, Due 5/1/2020	110,000	108,402
Nucor Corp.,
4.125%, Due 9/15/2022	83,000	85,197
4.000%, Due 8/1/2023	85,000	86,311

		593,459

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 7.14% (continued)
Communications - 0.50%
Amazon.com, Inc., 3.875%, Due 8/22/2037	$115,000	$114,429
AT&T, Inc.,
4.450%, Due 4/1/2024	130,000	132,488
4.500%, Due 5/15/2035	194,000	181,481
6.350%, Due 3/15/2040	95,000	105,377
Charter Communications Operating LLC, 3.750%, Due 2/15/2028	205,000	189,189
Comcast Corp.,
3.150%, Due 3/1/2026	151,000	143,276
3.900%, Due 3/1/2038	150,000	139,952
eBay, Inc., 2.150%, Due 6/5/2020	145,000	142,208
NBCUniversal Enterprise, Inc., 2.737%, Due 4/1/2021, (3-mo. USD LIBOR + 0.400%)D F	1,405,000	1,407,921
RELX Capital, Inc., 3.500%, Due 3/16/2023	95,000	94,086
Verizon Communications, Inc.,
3.376%, Due 2/15/2025	162,000	157,004
4.125%, Due 3/16/2027	265,000	265,050

		3,072,461

Consumer, Cyclical - 1.41%
American Honda Finance Corp., 1.700%, Due 2/22/2019	220,000	218,969
BMW US Capital LLC, 2.717%, Due 4/6/2020, (3-mo. USD LIBOR + 0.380%)D F	915,000	917,961
Costco Wholesale Corp., 2.150%, Due 5/18/2021	430,000	420,623
Daimler Finance North America LLC, 2.779%, Due 2/22/2021, (3-mo. USD LIBOR + 0.450%)D F	1,270,000	1,271,786
Delphi Corp., 4.150%, Due 3/15/2024	235,000	235,014
Dollar General Corp., 4.125%, Due 5/1/2028	90,000	89,310
Dollar Tree, Inc., 3.700%, Due 5/15/2023	155,000	153,882
Ford Motor Credit Co. LLC,
3.339%, Due 1/9/2020, (3-mo. USD LIBOR + 1.000%)F	733,000	739,261
3.147%, Due 4/5/2021, (3-mo. USD LIBOR + 0.810%)F	840,000	844,561
3.810%, Due 1/9/2024	140,000	135,581
General Motors Financial Co., Inc.,
3.267%, Due 4/13/2020, (3-mo. USD LIBOR + 0.930%)F	1,450,000	1,460,937
3.150%, Due 6/30/2022	145,000	141,108
Home Depot, Inc.,
2.700%, Due 4/1/2023	113,000	110,582
3.350%, Due 9/15/2025	150,000	147,884
McDonald’s Corp., 3.700%, Due 1/30/2026	257,000	256,378
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	215,000	215,088
PACCAR Financial Corp.,
1.300%, Due 5/10/2019	92,000	91,101
2.200%, Due 9/15/2019	113,000	112,181
Southwest Airlines Co., 2.650%, Due 11/5/2020	120,000	118,521
Toyota Motor Credit Corp., 2.125%, Due 7/18/2019	505,000	502,269
Walmart, Inc., 3.400%, Due 6/26/2023	480,000	482,393

		8,665,390

Consumer, Non-Cyclical - 0.58%
Abbott Laboratories,
2.350%, Due 11/22/2019	23,000	22,859
4.900%, Due 11/30/2046	135,000	148,379
AbbVie, Inc.,
3.200%, Due 5/14/2026	155,000	145,505
4.300%, Due 5/14/2036	158,000	150,875
Amgen, Inc., 4.400%, Due 5/1/2045	140,000	137,715

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 7.14% (continued)
Consumer, Non-Cyclical - 0.58% (continued)
Anheuser-Busch InBev Finance, Inc.,
2.650%, Due 2/1/2021	$255,000	$251,665
3.650%, Due 2/1/2026	300,000	294,518
Anheuser-Busch InBev Worldwide, Inc., 4.375%, Due 4/15/2038	65,000	64,489
Anthem, Inc., 2.500%, Due 11/21/2020	145,000	142,818
Baxalta, Inc., 4.000%, Due 6/23/2025	148,000	145,119
Bayer US Finance LLC, 3.875%, Due 12/15/2023D	225,000	225,607
Celgene Corp., 5.250%, Due 8/15/2043	100,000	100,638
CVS Health Corp.,
2.125%, Due 6/1/2021	155,000	149,650
5.050%, Due 3/25/2048	90,000	93,267
Genzyme Corp., 5.000%, Due 6/15/2020	41,000	42,432
Humana, Inc., 3.150%, Due 12/1/2022	155,000	151,653
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	65,000	65,586
Kraft Heinz Foods Co., 5.000%, Due 7/15/2035	120,000	119,135
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	195,000	178,568
Philip Morris International, Inc., 2.625%, Due 3/6/2023	95,000	91,176
Reynolds American, Inc., 5.850%, Due 8/15/2045	90,000	101,127
S&P Global, Inc., 4.400%, Due 2/15/2026	130,000	133,204
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	190,000	188,881
3.950%, Due 10/15/2042	110,000	106,523
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	205,000	196,562
Zoetis, Inc., 3.000%, Due 9/12/2027	155,000	144,675

		3,592,626

Energy - 0.29%
Buckeye Partners LP, 4.875%, Due 2/1/2021	85,000	86,556
Chevron Corp., 1.790%, Due 11/16/2018	180,000	179,690
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	109,000	109,285
Concho Resources, Inc., 4.300%, Due 8/15/2028	160,000	160,182
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	95,000	111,009
EOG Resources, Inc., 4.150%, Due 1/15/2026	105,000	107,566
Marathon Petroleum Corp., 3.625%, Due 9/15/2024	85,000	83,672
MPLX LP,
4.875%, Due 12/1/2024	143,000	148,123
5.200%, Due 3/1/2047	49,000	49,766
ONEOK, Inc., 4.550%, Due 7/15/2028	165,000	168,598
Phillips 66, 4.300%, Due 4/1/2022	88,000	90,476
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	57,000	53,788
3.750%, Due 3/1/2028	115,000	109,332
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	67,000	62,826
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	52,000	51,501
TC PipeLines LP, 3.900%, Due 5/25/2027	80,000	75,553
Valero Energy Corp., 4.350%, Due 6/1/2028	110,000	111,063

		1,758,986

Financial - 2.67%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	140,000	131,229
American Express Co.,
3.400%, Due 2/27/2023	305,000	302,603
4.050%, Due 12/3/2042	185,000	181,785
Bank of America Corp.,
3.124%, Due 1/20/2023, (3-mo. USD LIBOR + 1.160%)F	420,000	412,144
5.000%, Due 1/21/2044	420,000	451,566
Bank of New York Mellon Corp.,
2.200%, Due 3/4/2019	249,000	248,432

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 7.14% (continued)
Financial - 2.67% (continued)
Bank of New York Mellon Corp. (continued)
3.250%, Due 5/16/2027	$270,000	$260,823
BB&T Corp., 2.750%, Due 4/1/2022	315,000	308,126
Boston Properties LP, 3.650%, Due 2/1/2026	250,000	242,656
Capital One Financial Corp., 2.500%, Due 5/12/2020	215,000	212,162
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	190,000	183,432
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	125,000	121,542
Citibank NA, 2.705%, Due 2/12/2021, (3-mo. USD LIBOR + 0.350%)F	1,125,000	1,124,255
Citigroup, Inc., 3.887%, Due 1/10/2028, (3-mo. USD LIBOR + 1.563%)F	535,000	519,719
Crown Castle International Corp., 3.400%, Due 2/15/2021	151,000	150,718
Digital Realty Trust LP, 3.700%, Due 8/15/2027	145,000	138,603
ERP Operating LP, 3.000%, Due 4/15/2023	83,000	80,875
Goldman Sachs Group, Inc.,
3.080%, Due 2/23/2023, (3-mo. USD LIBOR + 0.750%)F	2,260,000	2,261,393
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)F	345,000	333,462
3.500%, Due 1/23/2025	130,000	125,861
3.272%, Due 9/29/2025G	140,000	133,748
HCP, Inc., 2.625%, Due 2/1/2020	155,000	153,415
Intercontinental Exchange, Inc., 2.750%, Due 12/1/2020	98,000	97,128
JPMorgan Chase & Co.,
3.797%, Due 7/23/2024G	160,000	159,957
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)F	245,000	238,562
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)F	215,000	201,478
KeyCorp, 5.100%, Due 3/24/2021	125,000	130,209
Liberty Mutual Group, Inc., 4.250%, Due 6/15/2023D	122,000	123,400
Mastercard, Inc., 3.375%, Due 4/1/2024	225,000	225,057
Metropolitan Life Global Funding I,
2.546%, Due 9/19/2019, (3-mo. USD LIBOR + 0.220%)D F	770,000	771,305
2.569%, Due 1/8/2021, (3-mo. USD LIBOR + 0.230%)D F	1,145,000	1,145,880
Morgan Stanley,
3.700%, Due 10/23/2024	350,000	346,216
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)F	230,000	218,672
National Rural Utilities Cooperative Finance Corp.,
1.650%, Due 2/8/2019	98,000	97,600
2.950%, Due 2/7/2024	125,000	120,519
PNC Financial Services Group, Inc., 3.300%, Due 3/8/2022	220,000	219,199
Public Storage, 2.370%, Due 9/15/2022	200,000	191,963
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	205,000	196,510
Simon Property Group LP, 2.200%, Due 2/1/2019	350,000	349,290
State Street Corp., 3.300%, Due 12/16/2024	225,000	221,484
SunTrust Bank, 2.450%, Due 8/1/2022	235,000	225,821
Travelers Cos, Inc., 4.000%, Due 5/30/2047	135,000	130,417
Ventas Realty LP, 5.700%, Due 9/30/2043	70,000	76,853
Visa, Inc.,
2.800%, Due 12/14/2022	150,000	147,309
3.150%, Due 12/14/2025	180,000	175,054
Wells Fargo & Co.,
2.150%, Due 1/30/2020, Series N	135,000	133,196
2.550%, Due 12/7/2020	160,000	157,388
3.360%, Due 7/26/2021, (3-mo. USD LIBOR + 1.025%)F	1,968,000	1,999,984
3.000%, Due 10/23/2026	160,000	148,729
4.750%, Due 12/7/2046	135,000	135,879

		16,463,608

Industrial - 0.36%
Burlington Northern Santa Fe LLC, 3.650%, Due 9/1/2025	125,000	124,878
Caterpillar Financial Services Corp., 1.350%, Due 5/18/2019	190,000	188,079
Eaton Corp., 2.750%, Due 11/2/2022	140,000	136,034

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 7.14% (continued)
Industrial - 0.36% (continued)
General Dynamics Corp., 2.875%, Due 5/11/2020	$325,000	$324,545
John Deere Capital Corp.,
1.950%, Due 6/22/2020	230,000	225,798
2.150%, Due 9/8/2022	155,000	148,399
Lockheed Martin Corp., 3.550%, Due 1/15/2026	170,000	168,640
Martin Marietta Materials, Inc., 4.250%, Due 12/15/2047	150,000	132,513
Northrop Grumman Corp., 3.850%, Due 4/15/2045	235,000	215,055
Stanley Black & Decker, Inc., 2.451%, Due 11/17/2018	255,000	254,904
Union Pacific Corp., 4.100%, Due 9/15/2067	150,000	131,667
United Technologies Corp., 1.900%, Due 5/4/2020	205,000	200,927

		2,251,439

Technology - 0.71%
Analog Devices, Inc., 3.900%, Due 12/15/2025	140,000	138,196
Apple, Inc., 2.850%, Due 5/11/2024	415,000	403,269
Autodesk, Inc., 3.500%, Due 6/15/2027	145,000	135,239
Broadcom Corp., 2.375%, Due 1/15/2020	44,000	43,383
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	150,000	141,365
Dell International LLC, 4.420%, Due 6/15/2021D	320,000	324,805
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	2,112,000	2,161,162
Intel Corp., 3.300%, Due 10/1/2021	154,000	155,523
Microsoft Corp., 4.450%, Due 11/3/2045	240,000	262,554
Oracle Corp.,
2.500%, Due 5/15/2022	250,000	244,038
4.300%, Due 7/8/2034	248,000	257,563
QUALCOMM, Inc., 3.000%, Due 5/20/2022	105,000	103,079

		4,370,176

Utilities - 0.52%
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	308,000	377,866
Consolidated Edison Co. of New York, Inc., 4.625%, Due 12/1/2054	60,000	61,390
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	114,000	113,465
Dominion Energy, Inc., 2.579%, Due 7/1/2020	155,000	152,753
Duke Energy Corp., 3.550%, Due 9/15/2021	280,000	282,041
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	215,937
Edison International, 2.950%, Due 3/15/2023	153,000	147,201
Entergy Louisiana, LLC, 4.000%, Due 3/15/2033	122,000	122,044
Florida Power & Light Co., 3.950%, Due 3/1/2048	95,000	94,143
Georgia Power Co., 1.950%, Due 12/1/2018	110,000	109,681
MidAmerican Energy Co., 3.100%, Due 5/1/2027	185,000	177,763
National Fuel Gas Co., 3.950%, Due 9/15/2027	205,000	193,470
Nevada Power Co., 2.750%, Due 4/15/2020, Series BB	90,000	89,493
NiSource, Inc.,
3.490%, Due 5/15/2027	105,000	100,771
3.950%, Due 3/30/2048	155,000	143,241
Southern Co.,
2.150%, Due 9/1/2019	98,000	97,191
2.750%, Due 6/15/2020	259,000	256,744
Southern Power Co.,
4.150%, Due 12/1/2025	91,000	90,657
4.950%, Due 12/15/2046, Series F	93,000	91,823
Union Electric Co., 6.700%, Due 2/1/2019	104,000	105,896
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	171,000	168,751

		3,192,321

Total Corporate Obligations (Cost $44,544,641)		43,960,466

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 0.80%
Basic Materials - 0.06%
LYB International Finance II B.V., 3.500%, Due 3/2/2027	$120,000	$113,714
Nutrien Ltd., 4.000%, Due 12/15/2026	151,000	146,336
Rio Tinto Finance USA Ltd., 3.750%, Due 6/15/2025	85,000	85,185

		345,235

Communications - 0.06%
Bell Canada, Inc., 4.464%, Due 4/1/2048	80,000	78,498
Rogers Communications, Inc., 3.625%, Due 12/15/2025	195,000	190,178
TELUS Corp., 2.800%, Due 2/16/2027	106,000	96,476

		365,152

Consumer, Non-Cyclical - 0.07%
Coca-Cola Femsa S.A.B. de C.V., 3.875%, Due 11/26/2023	120,000	120,840
Sanofi, 4.000%, Due 3/29/2021	150,000	153,543
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	165,000	155,855

		430,238

Energy - 0.04%
Canadian Natural Resources Ltd., 3.900%, Due 2/1/2025	130,000	128,954
Husky Energy, Inc., 3.950%, Due 4/15/2022	145,000	145,932

		274,886

Financial - 0.57%
Bank of Montreal, 1.750%, Due 9/11/2019	275,000	271,632
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)F	272,000	267,374
Macquarie Bank Ltd., 2.687%, Due 4/4/2019, (3-mo. USD LIBOR + 0.350%)D F	760,000	760,755
National Australia Bank Ltd., 2.839%, Due 5/22/2020, (3-mo. USD LIBOR + 0.510%)D F	875,000	879,218
Royal Bank of Canada,
2.125%, Due 3/2/2020	270,000	266,239
3.200%, Due 4/30/2021	320,000	319,858
Toronto-Dominion Bank,
3.000%, Due 6/11/2020	225,000	224,676
2.550%, Due 1/25/2021	225,000	221,130
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	143,000	141,985
Westpac Banking Corp., 2.650%, Due 1/25/2021	155,000	152,299

		3,505,166

Total Foreign Corporate Obligations (Cost $4,982,275)		4,920,677

FOREIGN SOVEREIGN OBLIGATIONS - 0.15%
European Investment Bank, 2.375%, Due 6/15/2022	235,000	229,820
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	215,000	208,393
Province of Ontario Canada, 2.500%, Due 4/27/2026	265,000	249,549
Province of Quebec Canada, 2.375%, Due 1/31/2022	225,000	219,127

Total Foreign Sovereign Obligations (Cost $935,243)		906,889

ASSET-BACKED OBLIGATIONS - 0.67%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	465,000	458,728
Americredit Automobile Receivables Trust, 1.530%, Due 7/8/2021, 2016 4 A3	212,000	210,522
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	290,000	285,740
BMW Vehicle Lease Trust, 2.070%, Due 10/20/2020, 2017 2 A3	290,000	286,944
Capital One Multi-Asset Execution Trust, 1.340%, Due 4/15/2022, 2016 A3 A3	397,000	392,272
Chase Issuance Trust, 1.370%, Due 6/15/2021, 2016 A2 A	385,000	380,547
Ford Credit Auto Lease Trust, 2.030%, Due 12/15/2020, 2017 B A3	275,000	272,190
Ford Credit Auto Owner Trust, 2.030%, Due 8/15/2020, 2015 A B	313,000	311,268
GM Financial Automobile Leasing Trust, 2.060%, Due 5/20/2020, 2017 1 A3	386,000	383,874
GM Financial Consumer Automobile Receivables Trust, 2.320%, Due 7/18/2022, 2018 1 A3	165,000	162,880

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value
ASSET-BACKED OBLIGATIONS - 0.67% (continued)
John Deere Owner Trust, 3.080%, Due 11/15/2022, 2018 B A3	$350,000	$349,546
Nissan Auto Receivables Owner Trust, 2.120%, Due 4/18/2022, 2017 C A3	165,000	162,513
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	235,000	234,783
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	210,000	205,471

Total Asset-Backed Obligations (Cost $4,134,210)		4,097,278

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.10%
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	331,470	331,297
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	271,000	273,167

Total Commercial Mortgage-Backed Obligations (Cost $621,979)		604,464

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.89%
Federal Home Loan Mortgage Corp., 3.500%, Due 8/1/2026	35,573	35,901
3.500%, Due 9/1/2028	250,695	253,133
3.500%, Due 7/1/2042	240,814	240,479
3.500%, Due 1/1/2048	723,975	717,456
Federal National Mortgage Association, 3.500%, Due 1/1/2028	115,190	116,670
3.000%, Due 4/1/2032	623,467	618,103
4.500%, Due 4/1/2034	171,427	178,695
3.500%, Due 6/1/2037	340,833	343,077
5.500%, Due 6/1/2038	29,258	31,559
5.000%, Due 5/1/2040	229,046	244,960
5.000%, Due 6/1/2040	177,806	190,182
4.500%, Due 10/1/2041	347,761	363,611
5.000%, Due 3/1/2042	102,694	109,842
3.500%, Due 7/1/2043	165,834	165,335
4.000%, Due 11/1/2044	140,725	144,832
4.000%, Due 7/1/2045	1,008,089	1,025,772
3.500%, Due 8/1/2045	152,527	151,573
3.000%, Due 4/1/2046	233,378	225,271
3.500%, Due 5/1/2046	581,125	577,579
4.500%, Due 5/1/2046	851,596	883,639
3.000%, Due 6/1/2046	653,885	631,171
4.000%, Due 7/1/2046	703,551	716,192
3.000%, Due 10/1/2046	188,053	181,520
3.000%, Due 11/1/2046	888,661	858,305
3.500%, Due 11/1/2046	944,984	939,070
3.000%, Due 2/1/2047	884,102	853,373
3.500%, Due 3/1/2047	123,305	122,332
4.500%, Due 7/1/2047	154,827	160,653
3.500%, Due 9/1/2047	286,908	285,067
4.000%, Due 10/1/2047	316,705	321,923
4.000%, Due 11/1/2047	570,139	579,884
4.500%, Due 12/1/2047	147,316	152,945
4.500%, Due 4/1/2048	283,275	293,971
Government National Mortgage Association, 5.000%, Due 10/15/2039	111,985	119,619
3.500%, Due 9/15/2041	308,460	310,125
3.000%, Due 1/20/2046	610,935	599,604
3.000%, Due 6/20/2046	305,899	299,232
3.500%, Due 8/20/2047	196,370	196,596
3.500%, Due 10/20/2047	244,058	244,339
4.000%, Due 12/20/2047	983,390	1,006,246
4.000%, Due 1/20/2048	1,091,124	1,116,484
4.500%, Due 2/20/2048	596,271	619,909
4.500%, Due 4/20/2048	267,715	278,328

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.89% (continued)
Government National Mortgage Association (continued)
5.000%, Due 5/20/2048	$268,471	$281,980

Total U.S. Agency Mortgage-Backed Obligations (Cost $18,185,944)		17,786,537

U.S. TREASURY OBLIGATIONS - 13.15%
U.S. Treasury Floating Rate Notes,
2.150%, Due 1/31/2019, (3-mo. Treasury money market yield + 0.140%)F	22,104,000	22,125,648
2.080%, Due 4/30/2019, (3-mo. Treasury money market yield + 0.070%)F	9,185,000	9,192,361
2.070%, Due 7/31/2019, (3-mo. Treasury money market yield + 0.060%)F	7,490,000	7,495,918
2.013%, Due 4/30/2020, (3-mo. Treasury money market yield + 0.033%)F	20,205,000	20,207,195
U.S. Treasury Notes/Bonds,	1,970,000	1,938,757
0.750%, Due 7/15/2019
2.000%, Due 11/15/2021	3,640,000	3,550,138
2.000%, Due 2/15/2022	3,945,000	3,839,132
2.625%, Due 2/28/2023	1,155,000	1,144,713
2.375%, Due 8/15/2024	4,875,000	4,732,559
2.000%, Due 11/15/2026	1,445,000	1,344,019
3.125%, Due 11/15/2041	1,290,000	1,301,791
2.500%, Due 5/15/2046	4,570,000	4,071,049

Total U.S. Treasury Obligations (Cost $81,428,081)		80,943,280

	Shares
SHORT-TERM INVESTMENTS - 4.96% (Cost $30,539,870)
Investment Companies - 4.96%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%H I	30,539,870	30,539,870

SECURITIES LENDING COLLATERAL - 0.30% (Cost $1,852,131)
Investment Companies - 0.30%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%H I	1,852,131	1,852,131

TOTAL INVESTMENTS - 102.76% (Cost $590,172,407)		632,479,818
LIABILITIES, NET OF OTHER ASSETS - (2.76%)		(17,004,603)

TOTAL NET ASSETS - 100.00%		$615,475,215

Percentages are stated as a percent of net assets.

A	All or a portion of this security is on loan at July 31, 2018.
B	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $146,249,992 or 23.76% of net assets.
C	Non-income producing security.
D

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $8,202,915 or 1.33% of net assets. The Fund has no right to demand registration of these securities.

E	A type of Preferred Stock that has no maturity date.
F

Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on July 31, 2018.

G	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
H	The Fund is affiliated by having the same investment advisor.
I	7-day yield.

ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
LIBOR - London Interbank Offered Rate.
LLC - Limited Liability Company.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

LP - Limited Partnership.
MLP - Master Limited Partnership.
NVDR - Non Voting Depositary Receipt.
PCL - Public Company Limited (Thailand).
PLC - Public Limited Company.

Futures Contracts Open on July 31, 2018:

Long Futures

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	42	September 2018	$4,133,462	$4,209,039	$75,577
Mini MSCI Emerging Markets Index Futures	24	September 2018	1,279,756	1,315,565	35,809
S&P 500 E-Mini Index Futures	42	September 2018	5,827,487	5,915,919	88,432

			$11,240,705	$11,440,523	$199,818

Index Abbreviations:
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2018, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$300,618,234	$145,322,433	$—	$445,940,667
Preferred Stocks	—	927,559	—	927,559
Corporate Obligations	—	43,960,466	—	43,960,466
Foreign Corporate Obligations	—	4,920,677	—	4,920,677
Foreign Sovereign Obligations	—	906,889	—	906,889
Asset-Backed Obligations	—	4,097,278	—	4,097,278
Commercial Mortgage-Backed Obligations	—	604,464	—	604,464
U.S. Agency Mortgage-Backed Obligations	—	17,786,537	—	17,786,537
U.S. Treasury Obligations	—	80,943,280	—	80,943,280
Short-Term Investments	30,539,870	—	—	30,539,870
Securities Lending Collateral	1,852,131	—	—	1,852,131

Total Investments in Securities - Assets	$333,010,235	$299,469,583	$—	$632,479,818

Financial Derivative Instruments - Assets
Futures Contracts	$199,818	$—	$—	$199,818

Total Financial Derivative Instruments - Assets	$199,818	$—	$—	$199,818

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended July 31, 2018, there were transfers from Level 1 to Level 2, with a fair value of $126,736,626 as a result of a determination made by the Valuation Committee that adjustments should be applied to certain international securities due to significant movements in the market.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Floating Rate Notes, 2.150%, Due 1/31/2019		3.6
U.S. Treasury Floating Rate Notes, 2.013%, Due 4/30/2020		3.3
Bank of America Corp.		1.6
U.S. Treasury Floating Rate Notes, 2.080%, Due 4/30/2019		1.5
JPMorgan Chase & Co.		1.3
Citigroup, Inc.		1.3
U.S. Treasury Floating Rate Notes, 2.070%, Due 7/31/2019		1.2
Microsoft Corp.		1.1
Phillips 66		0.9
General Motors Co.		0.8
Total Fund Holdings	594
Sector Allocation (% Equities)
Financials		23.8
Energy		12.8
Health Care		11.9
Information Technology		11.5
Consumer Discretionary		11.1
Industrials		10.6
Consumer Staples		7.0
Materials		4.9
Telecommunication Services		3.3
Utilities		1.9
Real Estate		1.2
Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		52.8
Financial		13.0
U.S. Agency Mortgage-Backed Obligations		11.6
Consumer, Cyclical		5.7
Technology		2.9
Asset-Backed Obligations		2.7
Consumer, Non-Cyclical		2.6
Communications		2.2
Utilities		2.1
Industrial		1.5
Energy		1.3
Basic Materials		0.6
Foreign Sovereign Obligations		0.6
Commercial Mortgage-Backed Obligations		0.4
Country Allocation (% Investments)
United States		65.2
United Kingdom		6.9
Japan		4.2
France		3.5
Germany		3.1
Canada		2.0
Netherlands		2.0
China		1.6
Switzerland		1.5
Republic of Korea		0.9
Sweden		0.8
Ireland		0.8
Taiwan		0.6
Norway		0.6
Denmark		0.6
Australia		0.5
Bangladesh		0.5
Belgium		0.5

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Luxembourg	0.4
Spain	0.4
Hong Kong	0.4
Singapore	0.4
Brazil	0.4
Italy	0.3
Israel	0.3
South Africa	0.3
Thailand	0.3
Swaziland	0.2
India	0.2
Finland	0.2
Turkey	0.2
Russia	0.1
Indonesia	0.1

See accompanying notes

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

Organization

American Beacon Institutional Funds Trust (the “Trust”), is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public. As of July 31, 2018, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (a “Fund”).

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) as organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE‘‘ or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and exchanged-traded funds (“ETFs”), are valued at the last sale price or official closing price.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

Over-the-counter (“OTC”) financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund’s rating and quality requirements.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended July 31, 2018 are disclosed in the Fund’s Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in municipal securities that pay taxable or tax exempt interest. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

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Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended July 31, 2018, the Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

At July 31, 2018 there were no forward foreign currency contracts held by the Fund.

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Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

The Fund invested in an insignificant volume of forward foreign currency contracts during the period, and no positions were held as of July 31, 2018.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended July 31, 2018, the Fund entered into future contracts primarily for exposing cash to markets.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities, are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, extension risk, interest rate risk and prepayment risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

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Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

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Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise time frame for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom notifying the European Council that it intends to withdraw from the EU. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly,

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

The Fund is susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the 2016 U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The abandonment of the euro or withdrawal from the European Union (“EU”) on the part of the United Kingdom or any other member could significantly adversely affect the value of the Fund’s investments in Europe. Particularly, the United Kingdom’s vote to leave the EU could lead to a prolonged period of uncertainty as to the exact terms of exit and the impact on different industry sectors and increased market volatility.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Mortgage-Backed and Mortgage Related Securities Risk

Certain mortgage-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, and FHLB are not guaranteed by the U.S. Treasury, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Fund’s investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on interest only (“IO”) and principal only (“PO”) are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. Inverse IOs and POs, which are fixed-income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another subadvisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion,

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Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-advisor were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk

Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments.

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Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of July 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received		Total Collateral Received
Diversified	$1,700,347	$1,852,131	$	—	$1,852,131

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities. The tax year ended October 31, 2017 remains subject to examination by the Internal Revenue Service.

Cost of Investments for Federal Income Tax Purposes

As of May 31, 2018, the Funds’ cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$590,172,407	$58,888,494	$(16,581,083)	$42,307,411

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2017, the Fund did not have any capital loss carryforwards.

American Beacon Diversified FundSM

Supplementary Notes to Schedules of Investments

July 31, 2018 (Unaudited)

Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

During the period ended July 31, 2018, the Fund did not utilize this facility.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON INSTITUTIONAL FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: September 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: September 28, 2018

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: September 28, 2018